                        VAN KAMPEN SMALL CAP GROWTH FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
    Verisk       10/06/09       -       $22.00    $8,525,000      $12,400     0.145%      0.03%    Merrill Lynch,  Merrill Lynch
   Analytics                                                                                       Pierce, Fenner
     Inc.                                                                                          & Smith
                                                                                                   Incorporated,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC, William
                                                                                                   Blair &
                                                                                                   Company,
                                                                                                   L.L.C., Keefe,
                                                                                                   Bruyette &
                                                                                                   Woods, Inc.,
                                                                                                   Fox-Pitt
                                                                                                   Kelton Cochran
                                                                                                   Caronia Waller
                                                                                                   (USA) LLC

     SS&C        03/30/10       -       $15.00    $10,725,000    $181,200     1.690%      0.24%    J.P. Morgan     JP Morgan
 Technologies                                                                                      Securities
   Holdings                                                                                        Inc., Credit
                                                                                                   Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,

                                                                                                   Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Jefferies &
                                                                                                   Company, Inc.,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC, Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P.